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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2003
                                                        -----------------

                             SOMERSET HILLS BANCORP
                             ----------------------
             (Exact name of registrant as specified in its charter)

 New Jersey                          000-50055                 22-3768777
 -----------                        ------------              ------------
 (State or other jurisdiction       (Commission                (IRS Employer
  of incorporation)                 File Number)             Identification No

151 Morristown Road
Bernardsville, New Jersey                                         07924
-------------------------                                        ------
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (908) 221-0100
                                                           --------------

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Item 5.  Other events.
         ------------

          The Registrant issued a press release on February 10, 2003 announcing the Registrant's results for the year ended December 31, 2002.

Item 7.  Exhibits.
         --------

          The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

            99 Press Release dated February 10, 2003 announcing the Registrant's results for the year ended December 31, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SOMERSET HILLS BANCORP
                                  ----------------------
                                  (Registrant)


Dated: February 14, 2003          By: /s/ Gerard Riker
                                      ----------------
                                  GERARD RIKER
                                  Executive Vice President
                                  and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated February 10, 2003                   5-8
                  announcing the Registrant's results
                  for year ended December 31, 2002.




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